LITMAN GREGORY FUNDS TRUST

Supplement dated March 22, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust

dated April 30, 2016, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Evermore Global Advisors, LLC is added as a sub-advisor, and David E. Marcus is added as a portfolio manager, to the Litman Gregory Masters International Fund, effective March 22, 2017.

The following information replaces the table in the section entitled “Summary Section-Management” on page 7 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer, Portfolio Manager	2017
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	James LaTorre, CFA, Portfolio Manager	2007
Pictet Asset Management Limited	Fabio Paolini, CFA, Portfolio Manager, Head of EAFE Equities	2016
	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Senior Investment Manager	2016
Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

The following information replaces the first and seventh paragraphs and the table in the section entitled “Litman Gregory Masters International Fund-Sub-Advisors” on pages 34 and 35 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

The International Fund’s six sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets are expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The following table provides a description of the International Fund’s six sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David E. Marcus Evermore Global Advisors, LLC	16.67%	All sizes	Value
David G. Herro, CFA Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	16.67%	All sizes	Blend
Howard Appleby, CFA Jean-Francois Ducrest James LaTorre, CFA Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend
Fabio Paolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management Limited	16.67%	All sizes	Blend
W. Vinson Walden, CFA Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

The following is added to the section titled “Litman Gregory Masters International Fund Portfolio Managers” before the description of Harris Associates L.P. on page 35 of the Prospectus dated April 30, 2016, as supplemented:

David E. Marcus

Evermore Global Advisors, LLC

89 Summit Avenue

Summit, NJ 07901

David E. Marcus is the portfolio manager for the segment of the International Fund’s assets managed by Evermore Global Advisors, LLC (“Evermore”). Marcus is Co-Founder, Chief Executive Officer and Chief Investment Officer and a portfolio manager at Evermore. He has managed the Evermore Global Value Fund since its inception in 2010. Marcus has over 24 years of experience in investment management, including management of registered investment companies. For a majority of this time, Marcus has focused on investing in European and other foreign companies. Marcus graduated from Northeastern University in 1988. From 1988 to 2000, Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager. From November 1998 to January 2000, Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund. During this time, Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC. After leaving Franklin Mutual in early 2000, Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier. After Mr. Stenbeck’s death in late 2002, Marcus closed Marcstone and returned capital to its investors. In early 2003, Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled. In June 2004, Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009. Over the past thirteen years, Marcus has served on the board of directors of numerous companies, including: Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe; Pergo AB, a Swedish publicly-traded flooring company, for which Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG; Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion, for which Marcus, as Chairman of the Board, led the complete restructuring of the company and the negotiation to sell its operating assets; Miltope, Inc., a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with the restructuring of a number of companies controlled by the Stenbeck family. Evermore has been a sub-advisor to the International Fund since 2017.

Approximately 16.67% of the International Fund’s assets are managed by Marcus. Evermore employs a research and catalyst driven, fundamental value investment strategy. With an emphasis on undervalued companies undergoing change (“special situations”), Evermore focuses on investments in areas where the most compelling opportunities exist and on situations that, in Evermore’s opinion, have the potential for growth of capital. In selecting equity investments, Evermore focuses on the market price of a company’s securities relative to Evermore’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Evermore also focuses on the strength of the management teams of the companies for which Evermore is evaluating an investment. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on Evermore’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. Evermore examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments (“catalysts”) rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.). Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a stressed or distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Harris Associates L.P.” on page 35 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 16.67% of the International Fund’s assets are managed by Herro.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Lazard Asset Management LLC” on page 36 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 16.67% of the International Fund’s assets are managed by Little.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Northern Cross, LLC” on page 37 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 16.67% of the International Fund’s assets are managed by Northern Cross.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Pictet Asset Management Limited.” on page 37 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 16.67% of the International Fund’s assets are managed by Pictet.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Thornburg Investment Management, Inc.” on page 37 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 16.67% of the International Fund’s assets are managed by Thornburg.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other Accounts Managed by Portfolio Managers” on page 46 of the SAI dated April 30, 2016, as supplemented:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Fund
David E. Marcus* (Evermore)	1	$445.8 million	0	$0	3	$203.8 million

*Information is as of March 17, 2017.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other Accounts that Pay Performance-Based Advisory Fees Managed by the Portfolio Managers” on page 47 of the SAI dated April 30, 2016, as supplemented:

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Fund
David E. Marcus* (Evermore)	0	$0	0	$0	1	$9.5 million

*Information is as of March 17, 2017.

The following information is added to the section entitled “Additional Portfolio Manager Information-Conflicts of Interest” before the description of Harris Associates L.P. on page 50 of the SAI dated April 30, 2016, as supplemented:

EVERMORE GLOBAL ADVISORS, LLC (“Evermore”)

Sub-Advisor to the International Fund

Potential conflicts of interest may arise when the International Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Evermore has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Evermore and the individuals that it employs. For example, Evermore has adopted a side-by-side management of mutual funds and private accounts policy and trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Evermore will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s and/or account’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Evermore’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Evermore and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Evermore or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Evermore and its affiliates.

The following information is added to the section entitled “Additional Portfolio Manager Information-Compensation Structures and Methods” before the description of Harris on page 56 of the SAI dated April 30, 2016, as supplemented:

EVERMORE

Sub-Advisor to the International Fund

Because Mr. Marcus may manage other accounts, including accounts that may pay higher fees or accounts that may pay performance-based fees, potential conflicts of interest could exist, including potential conflicts between the investment strategy of the International Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the International Fund and the other accounts.

Mr. Marcus is a member of Evermore. His compensation consists of a fixed based salary and a membership interest in the firm’s profits. Mr. Marcus may also participate in Evermore’s matching 401(k) retirement plan. He may receive bonuses based on the performance of his duties and his contribution to Evermore. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Evermore’s profits interest is the primary incentive for persons to maintain employment with Evermore. Evermore believes this is the best incentive to maintain stability of portfolio management personnel.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Portfolio Manager Securities Ownership” on page 61 of the SAI dated April 30, 2016, as supplemented:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
David E. Marcus* International Fund	A

*Information is as of March 17, 2017.

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

The following information is added to the section entitled “Proxy Voting Policies and Procedures” after the discussion of DoubleLine on page 65 of the SAI dated April 30, 2016, as supplemented:

EVERMORE

Sub-Advisor to the International Fund

Evermore has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that Evermore votes proxies relating to equity securities in the best interest of clients.

In voting proxies, Evermore is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. Evermore attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Evermore may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve Evermore of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, Evermore generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause Evermore to abandon a policy that would have otherwise applied to issuers generally. Evermore’s policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of Evermore’s goal to vote proxies in the best interest of clients, Evermore follows procedures designed to identify and address material conflicts that may arise between Evermore’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, Evermore reviews its relationship with the issuer of each security to determine if Evermore or any of its employees has any financial, business or personal relationship with the issuer. Evermore is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-affiliate might appear to the public to influence the manner in which the Adviser decides to vote a proxy with respect to such issuer.

Evermore’s CCO reviews and addresses conflicts of interest brought to his or her attention. A proxy issue that will be voted in accordance with a stated position on an issue is not brought to the attention of the CCO for a conflict of interest review because Evermore’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Evermore’s decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, Evermore may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Adviser’s Proxy Voting Policies and Principles

Evermore’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Evermore’s organization, including the investment team, chief operating officer, chief financial officer, chief compliance officer, operations personnel, and outside legal counsel. The Board of Trustees of the Trust will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Evermore believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Evermore supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Evermore will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Evermore will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Evermore will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Evermore evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. Evermore generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, Evermore will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors. Evermore will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Evermore will examine proposals relating to non-audit relationships and non-audit fees. Evermore will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Evermore believes that executive compensation should be directly linked to the performance of the company. Evermore evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Evermore will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Evermore will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Evermore will generally oppose “golden parachutes” that are considered excessive. Evermore will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Evermore will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues. Evermore generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Evermore conducts an independent review of each anti-takeover proposal. On occasion, Evermore may vote with management when the investment team has concluded that the proposals are not onerous and would not harm Advisory Clients’ interests as stockholders. Evermore generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Evermore will closely evaluate shareholder rights plans on a case-by-case basis to determine whether or not they warrant support. Evermore will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Evermore generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Evermore usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure. Evermore realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Evermore will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Evermore will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Evermore will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Evermore will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by Evermore to determine whether they would be beneficial to shareholders. Evermore will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues. As a fiduciary, Evermore is primarily concerned about the financial interests of its advisory clients. Evermore will generally give management discretion with regard to social, environmental and ethical issues although Evermore may vote in favor of those issues that are believed to have significant economic benefits or implications. Evermore generally supports the right of shareholders to call special meetings and act by written consent. However, Evermore will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance. Evermore manages investments in countries worldwide. Many of the tenets discussed above are applied to Evermore’s proxy voting decisions for international investments. However, Evermore must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Evermore’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

Proxy Voting Procedures

Evermore relies upon the clients’ custodians to notify Evermore of any upcoming proxy events. When proxy materials are received by Evermore’s operations personnel, the materials are provided to one or more members of Evermore’s Investment Team who review the materials and determine the vote on each proposal contained within the proxy material. The proxy votes are then provided to Evermore’s operations personnel who will transmit the vote electronically by (1) fax to the custodian; (2) email to the custodian; or (3) electronically through a third party Proxy Service Provider at the request of the custodian. All proxy votes submitted are tracked and recorded by Evermore’s operations department.

Please keep this Supplement with your Prospectus and Statement of Additional Information.